Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 21, 2016, by and among Fate Therapeutics, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company, each Purchaser and certain other purchasers (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Cut-Back Shares” shall mean any Registrable Securities that, by virtue of the Commission informing the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement as provided in Section 2(a) below, cannot be registered on the Registration Statement or the New Registration Statement.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means (A) the ninetieth (90th) calendar day following the Closing Date (or, in the event the Commission reviews and has written comments to the Registration Statement, the one hundred thirty-fifth (135th) calendar day following the Closing Date); and (B) solely with respect to the New Registration Statement, the sixtieth (60th) calendar day following the New Registration Statement Filing Deadline (or, in the event the Commission reviews and has written comments to the Registration Statement, the ninetieth (90th) calendar day following the New Registration Statement Filing Deadline); provided, however, that in either case of (A) or (B), if the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the third (3rd) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means the sixtieth (60th) calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“New Registration Statement Filing Deadline” means the thirtieth (30th) calendar day following the date on which the Company first becomes eligible to file the New Registration Statement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means Class A Preferred Stock, par value $0.001 per share issued pursuant to the Purchase Agreement, and any securities into which such Class A Preferred Stock may hereinafter be reclassified.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post‑effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Shares and (ii) any securities issued or issuable or distributable in respect of, or in substitution for, any securities in (i) above upon any conversion, exercise, stock split, dividend or other distribution, merger, consolidation, exchange, recapitalization or similar event (collectively, the “Company Shares”), provided, that with respect to a particular Holder, such Holder’s Company Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement (in which case, only such security sold by the Holder shall cease to be a Registrable Security); (B) if all of the Company Shares then owned by such Holder and its Affiliates could be sold in any ninety (90)-day period pursuant to Rule 144 without restriction as to volume or manner of sale and the restrictive legends and stop orders have been removed from such Holder’s Company Shares; or (C) such Company Shares are otherwise transferred, assigned, sold, conveyed or otherwise disposed of.

“Registration Statement” shall have the meaning set forth in Section 2(a) and shall, as the context shall permit, include the New Registration Statement (as defined in Section 2(a)).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Filings” shall mean all reports, schedules, forms, statements and other documents filed or required to be filed by the Company with the Commission pursuant to the requirements of the Securities Act or the Exchange Act, including material filed pursuant to Section 13(a) or 15(c) of the Exchange Act, in each case, together with all exhibits, supplements, amendments and schedules thereto, and all documents incorporated by reference therein.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreement and the Underlying Shares.

“Underlying Shares” means the shares of Common Stock issued or issuable upon conversion of the Preferred Stock.

2.Registration.

(a)On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a registration statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify, in respect of which the Company may use a Form S-3 registration statement (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) (“Form S-3”) or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities (together with the Form S-3, the “Registration Statement”).  The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” section that will include all such transactions as the Holders may reasonably request in writing prior to the filing of the Registration Statement and that can be included in the Registration Statement under the rules and regulations of the Commission; provided, however, that no Holder shall be named as an “underwriter” in the Registration Statement without such Holder’s prior written consent.  Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission and/or (ii) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29, and permitting the Holders to review and provide reasonable input on such responses to the Commission.  In the event the Company amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale the Cut-Back Shares. The Registrable Securities, including Cut-Back Shares (if any), included on any such Registration Statement filed pursuant to this Section 2(a) shall be allocated pro rata among the Holders on the basis of their relative holdings of Registrable Securities.

(b)The Company shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable and no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the

Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been sold by the Holders or (ii) the date that all Registrable Securities then owned by such Holder and its Affiliates could be sold in any ninety (90)-day period pursuant to Rule 144 without restriction as to volume or manner of sale and the restrictive legends and stop orders have been removed from such Holder’s Registrable Securities (the “Effectiveness Period”).  The Company shall promptly notify the Holders of the effectiveness of the Registration Statement and shall promptly, and in no event later than the second Trading Day after the Company receives notice of the effectiveness of the Registration Statement, file a final Prospectus with the Commission, as required by Rule 424(b).

(c)Each Holder agrees to promptly complete, execute, acknowledge and deliver such customary selling stockholder questionnaires and other documents, certificates, instruments, representations and warranties and indemnities as may be reasonably requested by the Company in connection with the filing of the Registration Statement and the inclusion of such Holder as a selling stockholder in the Registration Statement.  Each Holder further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has furnished to the Company such documents and information as described in the previous sentence. Each Holder acknowledges and agrees that the information furnished in writing by the Holder as described in this Section 2(c) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(d)In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided, that the Company shall maintain the effectiveness of the registration statement then in effect until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(e)If: (i) the Registration Statement or the New Registration Statement is not filed with the Commission on or prior to the Filing Deadline or the New Registration Statement Filing Deadline (as applicable), (ii) the Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the applicable Effectiveness Deadline, or (iii) after its Effective Date and except with respect to a permitted Shelf Suspension, (A) such Registration Statement ceases for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update the Registration Statement or New Registration Statement), to remain continuously effective as to all Registrable Securities required to be included therein, or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for any reason (other than due to the inaccuracy of any information regarding the Holders) for more than an aggregate of thirty (30) consecutive calendar days or fifty (50) calendar days (which need not be consecutive days) during any twelve (12) month period (any such failure or breach in clauses (i) through (iii) above being referred to as an “Event,” and the date on which such Event occurs being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) within five Business Days after an Event Date, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, for any unregistered Registrable Securities held by such Holder on such Event Date, equal to 1.0% of the aggregate original purchase price paid by such Holder for such Registrable Securities; and (y) on each 30-day anniversary (or pro rata portion thereof) following any Event Date until the earlier of (1) the date on which the applicable Event is cured or (2) the date on which the Registrable Securities become eligible for resale by non-affiliates pursuant to Rule 144 without manner of sale or volume restrictions, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, for any unregistered Registrable Securities then held by such Holder, equal to 1.0% of the aggregate original purchase price paid by such Holder for such Registrable Securities. The amounts payable pursuant to the foregoing clauses (x) and (y) are referred to collectively as “Liquidated Damages.”  The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period and in no event shall the aggregate amount of Liquidated Damages payable to a Holder exceed, in the aggregate, 3% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement.  Unless otherwise specified in Section 2(e), the Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.  Notwithstanding the foregoing, nothing shall preclude any Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 2(e) in accordance with applicable law.  The Company shall not be liable for Liquidated Damages under this Agreement as to any Cut-Back Shares that are not permitted by the Commission to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the New Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2(e) shall once again apply, if applicable. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are then permitted in accordance with SEC Guidance to be included in such New Registration Statement(s).  The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Holder to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder).

3.Piggyback Registration.

(a)If at any time or from time to time the Company shall determine to register (including for this purpose a registration effected by the Company for security holders other than Purchasers) any of its shares or other securities, (other than (i) in a registration relating solely to employee benefit plans, (ii) a registration on Form S-4 or S-8 (or such other similar successor forms then in effect under the Securities Act), (iii) a registration pursuant to which the Company is offering to exchange its own securities, (iv) a registration statement relating solely to dividend reinvestment or similar plans, (v) a resale shelf registration statement relating solely to debt securities of the Company that are convertible into Common Stock and the underlying shares of Common Stock, (vi) a registration on any registration form that does not permit secondary sales or (vii) a registration pursuant to Section 2 hereof), the Company will:

A.	promptly (but in no event less than ten (10) Business Days before the effective date of the relevant Registration Statement) give to Purchasers written notice thereof; and
B.

include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within five (5) Business Days after receipt of such written notice from the Company, by a Purchaser, except as set forth in Section 4 below.

(b)The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Purchaser has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 6 hereof.

(c)Notwithstanding anything to the contrary herein, the Purchasers’ piggyback registration rights pursuant to this Section 3 will be available for the entire term of this agreement provided however, that such piggyback registration rights pursuant to this Section 3 will not be available to the Purchasers (i) during the period commencing on the effectiveness of the Registration Statement and in all cases ending on the one year anniversary of the Closing Date and (ii) commencing on the fourth anniversary of the Closing Date.

4.Underwriting Requirements.  If a registration pursuant to Section 3 is an underwritten offering, the right of Holders to registration pursuant to Section 3 shall be conditioned upon Holders’ participation in such underwriting and the inclusion of Holders’ Registrable Securities in the underwriting to the extent provided herein.  Holders shall, together with the Company, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Any such participating Holder shall not be required to make any representations or warranties to, or agreements with the Company or the underwriters in connection with such underwriting agreement other than representations, warranties or agreements regarding such participating Holder, compliance with laws, such participating Holder’s title to the Registrable Securities, such participating Holder’s authority to sell the Registrable Securities, such Holder’s intended method of distribution, no conflicts with respect to the sale of Registrable Securities, absence of liens with respect to the Registrable Securities, receipt of all required consents and approvals with respect to the entry into such underwriting agreement and the sale of such Registrable Securities or any other representations required to be made by such participating Holder under applicable law, rule or regulation, and the aggregate amount of the liability of such participating Holder in connection with such underwriting agreement shall not exceed, except in the case of fraud or willful misconduct, such participating Holder’s net proceeds (after deducting underwriting discounts and commissions) from such underwritten offering.  Notwithstanding any other provision of this Section 4, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and advises the Company in writing, the Company shall so advise the participating Holders, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated first to the Company, second to Purchasers and third to any other holders with registration rights.  Notwithstanding the foregoing, no such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of Purchasers included in the registration below twenty percent (20%) of the total amount of securities included in such registration. No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  For the avoidance of doubt, nothing in this Section 4 is intended to diminish the number of securities to be included by the Company in the underwriting.

5.Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)Provide copies to and permit counsel designated by the Holders to review each Registration Statement and any Prospectus, and all amendments and supplements thereto, no fewer than five (5) days prior to their filing with the SEC and not file any document in a form to which such Holder reasonably objects in good faith; provided, however, that the Company is notified of such objection in writing at least one (1) Trading Day prior to such filing.

(b)(i)  Prepare and file with the Commission such pre- and post-effective amendments and supplements, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Holder agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to the Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 5(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration

Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c)Notify the Holders as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing): (i)(A) when a Prospectus or any Prospectus supplement or post‑effective amendment to the Registration Statement is proposed to be filed; (B) of any comments from the Commission in writing on the Registration Statement that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto (excluding any information that the Company believes would constitute material and non-public information) and (C) with respect to the Registration Statement or any post‑effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus, provided, that, any and all such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; and provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.

(d)Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)If requested by a Holder, furnish to such Holder, without charge, such number of conformed copies of the applicable Registration Statement and Prospectus and each amendment thereto and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission and to the extent reasonably requested by such Holder.

(f)Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities that may be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h)Following the occurrence of any event contemplated by Section 5(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post‑effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.  If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 5(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(i)In the case of an underwritten offering, make such representations and warranties to and enter into customary agreements with the participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings; and

(j)Use its commercially reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder, to the extent not publicly available on the Commission’s Edgar System.

6.Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions relating to Registrable Securities sold under a Registration Statement on behalf of a Holder, and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement; provided, however, that in no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder.  Other than the legal fees of one outside counsel to the Holders in an amount not to exceed $50,000 in the aggregate in connection with the Company’s obligations with respect to Registrable Securities hereunder, the Company shall not be responsible for any legal fees or other costs of the Holders.

7.Indemnification.

(a)Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, investment advisers, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person (collectively, the “Stockholder Parties”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus under which Registrable Securities were registered under the Securities Act, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved  in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (B) in the case of an occurrence of an event of the type specified in Section 5(c)(iii), (iv) and (vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective, or (C) to the extent that any such Losses arise out of the Holder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement, (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company or any of its subsidiaries in connection with any such registration, qualification, compliance or sale of the Registrable Securities or in connection with the performance of its obligations under this Agreement, (iii) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter being attributed to the Company) will undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided that in such instance the Company shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities and provided, further, that the Company shall in no event be required to qualify to do business or to file a general consent to service of process in any state or jurisdiction unless the Company is already subject to service in such state or jurisdiction and except as may be required under the Securities Act) or (iv) any actions or inactions or proceedings in respect of the foregoing.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 7(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus under which Registrable Securities were registered under the Securities Act, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (iii) in the case of an occurrence of an event of the type specified in Section 5(c)(iii), (iv) and (vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 7) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 7, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)Contribution.  If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 7 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 7(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 7.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at law or in equity or pursuant to any other agreement, including the Purchase Agreement; provided that the indemnities provided in this Section 7 shall survive the transfer of any Registrable Securities by the Holder.

8.Miscellaneous.

(a)Term.  This Agreement shall terminate with respect to any Holder, (i) if all of the Registrable Securities held by such Holder have been sold in a registration pursuant to the Securities Act or pursuant to an exemption therefrom or (ii) if all of the Registrable Securities then owned by such Holder and its Affiliates could be sold in any ninety (90)-day period pursuant to Rule 144 without restriction as to volume or manner of sale and the restrictive legends and stop orders have been removed from such Holder’s Registrable Securities.  Notwithstanding the foregoing, the rights and obligations of the parties set forth in Sections 7 and 8 shall survive the termination or expiration of this Agreement.

(b)Misstatements or Omissions. Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) each Registration Statement (as of the effective date of such Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related Prospectus (including any preliminary Prospectus) or issuer free writing prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder that is furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto.

(c)Rules 144 and Regulation S.  The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of any Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144 or Regulation S under the Securities Act), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders, to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.  Upon the reasonable request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

(d)Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(e)No Other Registration Rights.  Other than pursuant to (i) the registration rights agreement by and among the Company and the other parties named therein dated August 6, 2016 and (ii) the Amended and Restated Investor Rights Agreement, dated August 8, 2013 by and between the Company and the stockholders named therein, as amended by the Amendment to Amended and Restated Investor Rights Agreement dated as of May 4, 2015, no Person has any right to cause the Company to effect the registration under the Securities Act covering the transfer of any securities of the Company and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders.

(f)Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(g)Additional Registration Statement.  The Company covenants to file a New Registration Statement in the event that all of the Registrable Securities cannot be registered for resale as a secondary offering on a single registration statement pursuant to Section 2(a).

(h)Discontinued Disposition.  If the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or equivalent senior executive officer of the Company advising such Holder of the occurrence of any event of the kind described in 5(c)(iii), (iv) and (vi), then the Company may suspend use of such Registration Statement covering the Registrable Securities (a “Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension more than twice, or for more than an aggregate of 45 calendar days, in each case, during any 12-month period.  Each Holder agrees that, upon delivery of any certificate by the Company set forth in the first sentence of this Section, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until the Company informs such Holder in accordance with this Section 8(h) that the Shelf Suspension has been terminated.  The Shelf Suspension shall not contain any material, non-public information of the Company.  In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus and any issuer free writing prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon delivery of the notice referred to above.  The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus and any issuer free writing prospectus, if necessary, so it does not contain a material misstatement of fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Holders such numbers of copies of the Prospectus and any issuer free writing prospectus as so amended or supplemented as the Holders may reasonably request.  The Company agrees, if necessary, to supplement or make amendments to each Registration Statement if required by the registration form used by the Company for the applicable Registration or by SEC Guidance, or as may reasonably be requested by any Holder.

(i)No Inconsistent Agreements.   The Company is not currently a party to, and shall not hereafter enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders by this Agreement or otherwise conflicts with the provisions hereof.

(j)Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and each of the Holders who, together with its affiliates, then holds at least 700,000 shares of Registrable Securities (subject to adjustment for stock splits, combinations, dividends, recapitalizations and the like following the date hereof), provided, that any party may give a waiver as to itself.  Notwithstanding the foregoing,  a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a given Holder and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(k)Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(l)Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The rights and obligations set forth herein may not be assigned, in whole or in part, by any Purchaser without the Company’s prior written consent.

(m)Binding Effect.  Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors.

(n)Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than those Persons entitled to indemnity or contribution hereunder, each of whom shall be a third party beneficiary thereof) any right, remedy or claim under or by virtue of this Agreement.

(o)Execution and Counterparts.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(p)Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(q)Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(r)Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(s)Headings.  The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(t)Recapitalization.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

(u)Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder.  The decision of each Purchaser to purchase the Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:FATE THERAPEUTICS, INC.

By: /s/ J. Scott Wolchko___________________

Name: J. Scott Wolchko
Title: President and Chief Executive Officer

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASERS:

Redmile Capital Fund, LP
By:	/s/ Jeremy Green______________________ Jeremy Green
Title	Managing Member of the General Partner and the Investment

Redmile Capital Offshore Fund, Ltd.
By:	/s/ Jeremy Green______________________ Jeremy Green
Title	Managing Member of the Investment Manager

Redmile Capital Offshore Fund II, Ltd.
By:	/s/ Jeremy Green______________________ Jeremy Green
Title	Managing Member of the Investment Manager

Redmile Special Opportunities Fund, Ltd.
By:	/s/ Jeremy Green______________________ Jeremy Green
Title	Managing Member of the Investment Manager

Redmile Capital Offshore Fund (ERISA), Ltd.
By:	/s/ Jeremy Green______________________ Jeremy Green
Title	Managing Member of the Investment Manager

[Signature Page to Registration Rights Agreement]

Redmile Biopharma Investments I, L.P.
By:	/s/ Jeremy Green______________________ Jeremy Green
Title	Managing Member of the General Partner and/or Management Company

P Redmile, Ltd.
By:	/s/ Jeremy Green______________________ Jeremy Green
Title	Managing Member of Redmile Group, LLC, Investment Adviser to P Redmile, Ltd.

LMA SPC for and o/b/o MAP 20 Segregated Portfolio
By:	/s/ Jeremy Green______________________ Jeremy Green
Title	Managing Member of Redmile Group, LLC, Investment Adviser to LMA SPC for and o/b/o MAP 20 Segregated Portfolio

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF PURCHASER:

Biotechnology Value Fund, LP

By: /s/ Mark Lampert_______

Name: Mark Lampert_______

Title:  CEO, Portfolio Manager

Address:

One Sansome Street, 30th Floor

San Francisco, CA 94104

Biotechnology Value Fund II, LP

By: /s/ Mark Lampert_______

Name: Mark Lampert_______

Title:  CEO, Portfolio Manager

Address:

One Sansome Street, 30th Floor

San Francisco, CA 94104

Biotechnology Value Trading Fund OS L.P

By: /s/ Mark Lampert_______

Name: Mark Lampert_______

Title:  CEO, Portfolio Manager

Address:

One Sansome Street, 30th Floor

San Francisco, CA 94104

[Signature Page to Registration Rights Agreement]

Investment 10, L.L.C.

By: /s/ Mark Lampert_______

Name: Mark Lampert_______

Title:  CEO, Portfolio Manager

Address:

One Sansome Street, 30th Floor

San Francisco, CA 94104

MSI BVF SPV, L.L.C.

By: /s/ Mark Lampert_______

Name: Mark Lampert_______

Title:  CEO, Portfolio Manager

Address:

One Sansome Street, 30th Floor

San Francisco, CA 94104

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF PURCHASER:

Ecor1 Capital Fund Qualified, LP

By: /s/ Oleg Nodelman_______________

Name: Oleg Nodelman_______________

Title: Manager, EcoR1 Capital LLC, as GP

Address:

409 Illinois Street, San Francisco, CA 94158

EcoR1 Capital Fund, LP

By: /s/ Oleg Nodelman_______________

Name: Oleg Nodelman_______________

Title: Manager, EcoR1 Capital LLC, as GP

Address:

409 Illinois Street, San Francisco, CA 94158

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF PURCHASER:

Franklin Templeton Investment Funds – Franklin Biotechnology Discovery Fund

By:  Franklin Advisers, Inc., as investment manager

By: /s/ Evan McCulloch

Name: Evan McCulloch

Title:  Vice President__

Address:

c/o Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403

Franklin Strategic Series – Franklin Biotechnology Discovery Fund

By:  Franklin Advisers, Inc., as investment manager

By: /s/ Evan McCulloch

Name: Evan McCulloch

Title:  Vice President__

Address:

c/o Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF PURCHASERS:

SARAH GORDON WILD

By: /s/ Sarah Gordon Wild

Name: Sarah Gordon Wild

Address: [address]

   [address]

[Signature Page to Registration Rights Agreement]